                                                                    Exhibit 99.1


NEWS                                              CONTACT:  RICHARD T. MARABITO
release                                                 CHIEF FINANCIAL OFFICER
                                                     TELEPHONE:  (216) 292-3800
                                                           FAX:  (216) 682-4065


        OLYMPIC STEEL REPORTS 2003 SECOND QUARTER AND FIRST HALF RESULTS

         Cleveland, Ohio -- (July 31, 2003) Olympic Steel, Inc., (Nasdaq: ZEUS), a national steel service center, today announced its financial results for the second quarter and six months ended June 30, 2003.

         Tons sold for the second quarter of 2003 decreased 11.5% to 279 thousand from 315 thousand. Net sales decreased 6.8% to $113.4 million from $121.7 million in the second quarter of 2002. For the first half of 2003, tons sold decreased 12.3% to 548 thousand from 624 thousand, and net sales decreased 1.6% to $228.3 million from $232.0 million.

         Net loss for the second quarter totaled $554 thousand or $.06 per share, compared to a net loss of $618 thousand or $.06 per share for the second quarter of 2002. Net loss for the first half of 2003 was $1.0 million or $.11 per share, compared to a net loss of $2.5 million, or $.26 per share in the first half of 2002. Results in 2002 included losses from the Company's discontinued Tubing operation and the cumulative effect of a change in accounting principle for goodwill.

         "Our second quarter financial performance was similar to our first quarter, with weak customer demand for flat-rolled steel continuing to pressure gross margins and earnings," stated Michael D. Siegal, Chairman and Chief Executive Officer. "We continue to aggressively manage our expenses. First half employment costs are down 11%, and financing costs are down $1.4 million or 40% compared to the first six months of 2002. We also reduced our inventory and debt in the first half, while increasing our unused borrowing availability. Market conditions are not expected to improve in the second half, which is further impacted by seasonal slowdowns and customer plant shutdowns in July and December. We expect our results to begin to include the favorable impact of an improved inventory position, a lower expense base, and our continued efforts to capture greater sales volume," concluded Mr. Siegal.

         A simulcast and replay of Olympic Steel's second quarter conference call may be accessed at the Company's web site. The simulcast will begin at approximately 10:00 a.m. Eastern Time today and a replay of the call will be available through August 8, 2003.

         Founded in 1954, Olympic Steel is a North American steel service center that is experienced in the specialized processing and distribution of large volumes of flat-rolled carbon and stainless steel products. Headquartered in Cleveland, Ohio, the Company operates 12 distribution and processing facilities and participates in two joint ventures in Michigan. For further information about Olympic Steel, Inc., visit the Company's web site at http://www.olysteel.com.

         It is the Company's policy not to make quarterly or annual sales or earnings projections for external use and not to endorse any analyst's sales or earnings estimates. Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Such risks and uncertainties include, but are not limited to: general business, economic and political conditions; competitive factors such as the availability and pricing of steel and fluctuations in customer demand; layoffs or work stoppages by the Company's, suppliers', or customers' personnel; equipment installation delays or malfunctions; customer, supplier, and competitor consolidation or insolvency; and the Company's ability to realize improved profitability by reducing its inventory and expenses and increasing its sales volume. Please refer to the Company's Securities and Exchange Commission filings for further information.

                                  OLYMPICSTEEL
                         SELECTED FINANCIAL INFORMATION

                (in thousands, except per share data and ratios)

                                                                         THREE MONTHS ENDED                  SIX MONTHS ENDED
                                                                              JUNE 30,                           JUNE 30,
                                                                    ---------------------------         ---------------------------
                                                                      2003              2002              2003              2002
                                                                    ---------         ---------         ---------         ---------
SUMMARY RESULTS OF OPERATIONS:                                              (unaudited)                        (unaudited)
Net sales                                                           $ 113,401         $ 121,7131        $ 228,281         $ 231,952

Operating income                                                          146             4,217               525             6,487

Income (loss) from continuing operations before income taxes
   and cumulative effect of a change in accounting principle             (816)            2,884            (1,614)            3,619

Income (loss) from continuing operations before cumulative
   effect of a change in accounting principle                            (554)            1,773            (1,033)            2,225

Loss from discontinued operations, net of income taxes                   --              (2,391)             --              (2,641)

Cumulative effect of a change in accounting principle, net
   of income taxes                                                       --                --                --              (2,117)
                                                                    ---------         ---------         ---------         ---------

Net loss                                                            $    (554)        $    (618)        $ (1,033))        $  (2,533)
                                                                    =========         =========         =========         =========

Basic and diluted net income (loss) per share:

   Income (loss) from continuing operations                         $   (0.06)        $    0.19         $   (0.11)        $    0.24

   Loss from discontinued operations                                     --               (0.25)             --               (0.28)

   Cumulative effect of a change in accounting principle                 --                --                --               (0.22)
                                                                    ---------         ---------         ---------         ---------

Net loss per share                                                  $   (0.06)        $   (0.06)        $   (0.11)        $   (0.26)
                                                                    =========         =========         =========         =========


                                                                             JUNE 30,                   DECEMBER 31,
                                                                     ------------------------           ------------
                                                                       2003            2002                2002
                                                                     --------        --------            --------
SUMMARY BALANCE SHEET DATA:                                                (unaudited)
Accounts receivable, net                                             $ 59,260        $ 59,937            $ 48,877

Inventories                                                            86,599          75,962             101,837

Net property and equipment                                             93,347         103,092              97,323

Total assets                                                          249,826         251,834             262,911

Current liabilities                                                    33,480          37,407              43,962

Total debt                                                            102,567          99,630             106,793

Shareholders' equity                                                  114,465         116,597             115,495

Shareholders' equity per share                                          11.87           12.10               11.98

Debt-to-equity ratio                                                 .90 to 1        .85 to 1            .92 to 1



                                                                         SIX MONTHS ENDED
                                                                              JUNE 30,
                                                                        -------------------
                                                                         2003         2002
                                                                        -----        ------
OTHER DATA:                                                                (unaudited)
Capital expenditures                                                      237         1,477

EBITDA (a)                                                              4,735        10,771


(a) Defined as operating income plus depreciation.

CERTAIN 2002 AMOUNTS HAVE BEEN RECLASSIFIED TO CONFORM TO THE 2003 PRESENTATION.

       IT IS THE COMPANY'S POLICY NOT TO MAKE QUARTERLY OR ANNUAL SALES OR
                EARNINGS PROJECTIONS FOR EXTERNAL USE AND NOT TO
               ENDORSE ANY ANALYST'S SALES OR EARNINGS ESTIMATES.

                                  OLYMPICSTEEL
                              RESULTS OF OPERATIONS

                (in thousands, except per share and tonnage data)


                                                                                      THREE MONTHS ENDED JUNE 30,
                                                                             --------------------------------------------
                                                                                   2003                       2002
                                                                             ----------------            ----------------
                                                                                            (unaudited)
Tons sold
   Direct                                                                     233,912                      273,734
   Toll                                                                        44,802                       41,305
                                                                             --------                    ---------

                                                                              278,714                      315,039
   % change                                                                     (11.5%)                       13.5%

Net sales                                                                    $113,401                    $ 121,713
   % change                                                                      (6.8%)                       15.1%

Cost of materials sold                                                         89,430                       90,159
                                                                             --------                    ---------

   Gross profit                                                                23,971     21.1%             31,554    25.9%

Operating expenses

   Warehouse and processing                                                     8,147      7.2%              9,767     8.0%
   Administrative and general                                                   5,752      5.1%              6,160     5.1%
   Distribution                                                                 3,990      3.5%              4,744     3.9%
   Selling                                                                      2,834      2.5%              3,476     2.9%
   Occupancy                                                                      979      0.9%              1,044     0.9%
   Depreciation                                                                 2,123      1.9%              2,146     1.8%
                                                                             --------                    ---------

      Total operating expenses                                                 23,825     21.0%             27,337    22.5%
                                                                             --------                    ---------

   Operating income                                                               146      0.1%              4,217     3.5%

Income (loss) from joint ventures                                                  19                          501
                                                                             --------                    ---------

   Income before financing costs and income taxes                                 165                        4,718

Interest and other expense on debt                                                981      0.9%              1,834     1.5%
                                                                             --------                    ---------

   Income (loss) from continuing operations before income taxes
      and cumulative effect of a change in accounting principle                  (816)    (0.7%)             2,884     2.4%

Income tax benefit (provision)                                                    262     32.1%             (1,111)   38.5%
                                                                             --------                    ---------

   Income (loss) from continuing operations before cumulative
      effect of a change in accounting principle                                 (554)                       1,773

Discontinued operations:
   Loss from discontinued tube operation, net of 38.5% income
      tax benefit                                                                   -                         (792)

   Loss on disposition of discontinued tube operation, net of
      38.5% income tax benefit                                                      -                       (1,599)
                                                                             --------                    ---------

Loss before cumulative effect of a change in accounting principle                (554)                        (618)

   Cumulative effect of a change in accounting principle, net of
      38.0% income tax benefit                                                      -                            -
                                                                             --------                    ---------

Net loss                                                                     $   (554)                   $    (618)
                                                                             ========                    =========

Basic and diluted net income (loss) per share:

   Income (loss) from continuing operations                                  $  (0.06)                   $    0.19

   Loss from discontinued operations                                                -                        (0.25)

   Cumulative effect of a change in accounting principle                            -                            -
                                                                             --------                    ---------

Net loss per share                                                           $  (0.06)                   $   (0.06)
                                                                             ========                    =========

Weighted average shares outstanding                                             9,645                        9,635



                                                                                       SIX MONTHS ENDED JUNE 30,
                                                                             --------------------------------------------
                                                                                   2003                       2002
                                                                             ----------------            ----------------
                                                                                            (unaudited)
Tons sold
   Direct                                                                        463,413                    542,459
   Toll                                                                           84,236                     81,672
                                                                                --------                   --------

                                                                                 547,649                    624,131
   % change                                                                        (12.3%)                     11.8%

Net sales                                                                       $228,281                   $231,952
   % change                                                                         (1.6%)                      5.8%

Cost of materials sold                                                           180,417                    172,253
                                                                                --------                   --------

   Gross profit                                                                   47,864     21.0%           59,699    25.7%

Operating expenses

   Warehouse and processing                                                       16,135      7.1%           18,696     8.1%
   Administrative and general                                                     11,560      5.1%           12,348     5.3%
   Distribution                                                                    7,754      3.4%            9,032     3.9%
   Selling                                                                         5,588      2.4%            6,769     2.9%
   Occupancy                                                                       2,092      0.9%            2,083     0.9%
   Depreciation                                                                    4,210      1.8%            4,284     1.8%
                                                                                --------                   --------

      Total operating expenses                                                    47,339     20.7%           53,212    22.9%
                                                                                --------                   --------

   Operating income                                                                  525      0.2%            6,487     2.8%

Income (loss) from joint ventures                                                    (10)                       693
                                                                                --------                   --------

   Income before financing costs and income taxes                                    515                      7,180

Interest and other expense on debt                                                 2,129      0.9%            3,561     1.5%
                                                                                --------                   --------

   Income (loss) from continuing operations before income taxes
      and cumulative effect of a change in accounting principle                   (1,614)    (0.7%)           3,619     1.6%

Income tax benefit (provision)                                                       581     36.0%           (1,394)   38.5%
                                                                                --------                   --------

   Income (loss) from continuing operations before cumulative
      effect of a change in accounting principle                                  (1,033)                     2,225

Discontinued operations:
   Loss from discontinued tube operation, net of 38.5% income
      tax benefit                                                                      -                     (1,042)

   Loss on disposition of discontinued tube operation, net of
      38.5% income tax benefit                                                         -                     (1,599)
                                                                                --------                   --------

Loss before cumulative effect of a change in accounting principle                 (1,033)                      (416)

   Cumulative effect of a change in accounting principle, net of
      38.0% income tax benefit                                                         -                     (2,117)
                                                                                --------                   --------

Net loss                                                                        $ (1,033)                  $ (2,533)
                                                                                =========                  =========

Basic and diluted net income (loss) per share:

   Income (loss) from continuing operations                                     $  (0.11)                  $   0.24

   Loss from discontinued operations                                                   -                      (0.28)

   Cumulative effect of a change in accounting principle                               -                      (0.22)
                                                                                --------                   --------

Net loss per share                                                              $  (0.11)                  $  (0.26)
                                                                                =========                  =========

Weighted average shares outstanding                                                9,644                      9,633



       CERTAIN 2002 AMOUNTS HAVE BEEN RECLASSIFIED TO CONFORM TO THE 2003
                    PRESENTATION WITH NO EFFECT ON NET LOSS.

        IT IS THE COMPANY'S POLICY NOT TO MAKE QUARTERLY OR ANNUAL SALES
           OR EARNINGS PROJECTIONS FOR EXTERNAL USE AND NOT TO ENDORSE
                   ANY ANALYST'S SALES OR EARNINGS ESTIMATES.